SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 1, 2006

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                     001-16533                63-1261433
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                           35209
(Address of Principal Executive Office )                        (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
    240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange
    Act (17CFR 240.13e-(c))

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Item 2.01  Completion of Acquisition or Disposition of Asset

     On August 1, 2006, the ProAssurance Corporation ("ProAssurance") completed its acquisition of Physicians Insurance Company of Wisconsin, Inc.
("PIC Wisconsin") through the merger of PIC Wisconsin and a newly formed subsidiary of ProAssurance pursuant to the Agreement and Plan of Merger between ProAssurance and PIC Wisconsin, dated December 8, 2005 and amended February 14, 2006. In accordance with the terms of the merger agreement, each share of PIC Wisconsin common stock was converted into 102.75 shares of ProAssurance common stock resulting in approximately two million shares of ProAssurance common stock being issued in the transaction. The merger agreement valued PIC Wisconsin shares at $5,000 each. The value of a share of ProAssurance stock, for purposes of determining the exchange ratio, was $48.66 based on the average NYSE closing price for a ten day period that ended with the close of trading on July 31, 2006.

     The shares of ProAssurance common stock issued in the merger were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-4 declared effective by the SEC on June 6, 200 (SEC File No. 333-131874). The merger is described in greater detail in the proxy statement-prospectus included in the registration statement that was mailed to the shareholders of PIC Wisconsin on or about June 13, 2006.



Item 7.01     Regulation FD Disclosure

     On August 1, 2006 we issued a news release announcing that PIC Wisconsin's merger into ProAssurance was effective at 12:01 AM on that date, that William T. Montei would be resigning as President of PIC Wisconsin, and that David L. Maurer, PIC Wisconsin's Chief Operating Officer, would be assuming responsibility for ongoing operations at PIC. A copy of the news release we issued to announce the effectiveness of the merger and executive changes for PIC Wisconsin is furnished with this report as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.



Item 9.01     Financial Statements and Exhibits

              (a)  Financial Statements of Businesses Acquired

              (b)  Pro Forma Financial Information

     Financial statements of PIC Wisconsin and pro forma financial information are not required to be filed with this report under Rule 3.05(b)(2) and Rule 11.01(b)(1) of Regulation S-X because PIC Wisconsin does not meet the 20% level of significance.

              (d)  Exhibits

     Exhibit 2.1 Agreement and Plan of Merger dated as of December 8, 2005 as amended February 14, 2006 among ProAssurance, PIC Wisconsin and Physicians Merger Company was filed as an exhibit to ProAssurance's Registration Statement on Form S-4 effective June 6, 2006 (Sec File No 333-131874)

     Exhibit 99.1 - News release dated August 1, 2006


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     We are furnishing Exhibit 99.1 to this Form 8-K in accordance with items
7.01, Regulation FD Disclosure and 8.01, Other Events. The exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006



                                                PROASSURANCE CORPORATION







                                                By:  /s/ Edward L. Rand, Jr.
                                                --------------------------------
                                                         Edward L. Rand, Jr.
                                                         Chief Financial Officer


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